Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Collins Long/Short Credit Fund
a series of Trust for Professional Managers (the “Trust”)

Supplement dated January 26, 2018
to the Summary Prospectus and Prospectus dated June 28, 2017

Collins Capital Investments, LLC (“Collins Capital”) has entered into an agreement with CrossingBridge Advisors, LLC (“CrossingBridge”), under the terms of which Collins Capital will transfer the investment advisory responsibilities of the Collins Long/Short Credit Fund (the “Fund”) to CrossingBridge (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), such transfer will result in an “assignment” of the existing investment advisory agreement between Collins Capital and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the existing investment advisory agreement.

In anticipation of the Transaction, at an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on January 23, 2018, the Board approved an interim investment advisory agreement between CrossingBridge and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with Collins Capital.  The interim investment advisory agreement is effective February 1, 2018 and, pursuant to Rule 15a-4 of the 1940 Act, will remain effective for up to 150 days or until Fund shareholders approve a new investment advisory agreement between CrossingBridge and the Trust, on behalf of the Fund.  Shareholders of the Fund will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the second quarter of 2018 (the “Special Meeting”).  In advance of the Special Meeting, the Fund will change its name to the CrossingBridge Long/Short Credit Fund and Fund shareholders will be notified of the change.

Accordingly, effective February 1, 2018, all references to “Collins Capital Investments, LLC” are hereby replaced with “CrossingBridge Advisors, LLC” in the Prospectus.

The automatic termination of the existing investment advisory agreement in connection with the Transaction will also result in the termination of the investment sub-advisory agreement between Collins Capital and Pinebank Asset Management, LP (the “Sub-Adviser”).  Mr. Oren Cohen, Chief Investment Officer and Head Portfolio Manager of the Sub-Adviser, is also an employee of CrossingBridge and will continue to serve as the Fund’s portfolio manager in his capacity as Senior Portfolio Manager of CrossingBridge.  Accordingly, effective February 1, 2018, all references to “Pinebank Asset Management, LP” and “Sub-Adviser”, and disclosure relating to its service as the Fund’s sub-adviser, are hereby replaced with “CrossingBridge Advisors, LLC” or “Adviser” or are removed from the Prospectus, as applicable.

The following disclosures are hereby revised to reflect the Transaction:

Page 7 – “Summary Section – Management” – is revised with the following:

Investment Adviser.  CrossingBridge Advisors, LLC is the Fund’s investment adviser.

Portfolio Manager.  Oren M. Cohen, Senior Portfolio Manager of the Adviser, has managed the Fund since it commenced operations in March 2015.

Page 18 – “Management of the Fund – The Adviser” – the first paragraph is replaced with the following:

The Fund has entered into an interim investment advisory agreement (“Advisory Agreement”) with CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 230, Pleasantville, NY 10570.  The Adviser is registered as an investment adviser with the SEC and was formed in December 2016 as a wholly-owned subsidiary of Cohanzick Management, L.L.C. (“Cohanzick”).  The Adviser and its affiliate(s) have managed a variety of credit-related investment vehicles and/or accounts since 1996.  As of September 30, 2017, the Adviser managed over $355 million in assets and total assets managed by the Adviser and its affiliates was over $1.7 billion.  The Fund compensates the Adviser for its services at the annual rate of 1.35% of its average daily net assets.  For the fiscal year ended February 28, 2017, the Fund accrued advisory fees in the amount of $490,571, which were offset by fee and expense waivers by the Fund’s former investment adviser of $305,052.

Page 19 – “Management of the Fund – The Portfolio Managers” – is replaced with the following:

The Portfolio Manager

Oren M. Cohen a Senior Portfolio Manager of the Adviser, and a dual employee of both the Adviser and Cohanzick, serves as the Portfolio Manager of the Fund.  Mr. Cohen has over 26 years of experience in the financial markets, mostly focused on the high yield and distressed securities markets.  Mr. Cohen was previously Chief Investment Officer and Head Portfolio Manager of Pinebank Asset Management, LLC (“Pinebank”), the former sub-adviser for the Fund. In 2013, Pinebank formed an affiliation with Cohanzick and Mr. Cohen became a principal of Cohanzick.  Prior to joining Pinebank in 2004, Mr. Cohen was a Principal at Trilogy Capital, LLC, a hedge fund located in Greenwich, Connecticut, focused on intra-capital arbitrage and value investing, primarily in the high yield and distressed markets.  Prior to that he was a Managing Director at Merrill Lynch overseeing the high yield media & telecommunications research effort.  Prior to this, Mr. Cohen was head of the global high yield media and telecommunications research group at Bear Stearns and Company, Inc. and was a Senior Managing Director.  Prior to Bear Stearns and Company, Inc., Mr. Cohen was a Director at Salomon Brothers Inc. where he was a high yield and investment grade credit analyst covering the media and paper and forest products sectors.  Mr. Cohen was a member of the Institutional Investor All American Fixed Income Research Team in the Cable and Satellites and Broadcasting and Publishing categories for eight straight years.  Mr. Cohen holds an MBA in finance from the Wharton School and a BA in economics from Columbia University.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of the Fund’s securities.

Page 20 – “Prior Performance of the Sub-Adviser’s Similar Account” – is hereby removed.

Please retain this supplement with your Summary Prospectus and Prospectus.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Collins Long/Short Credit Fund
a series of Trust for Professional Managers (the “Trust”)

Supplement dated January 26, 2018
to the Statement of Additional Information (“SAI”)
dated June 28, 2017

Collins Capital Investments, LLC (“Collins Capital”) has entered into an agreement with CrossingBridge Advisors, LLC (“CrossingBridge”), under the terms of which Collins Capital will transfer the investment advisory responsibilities of the Collins Long/Short Credit Fund (the “Fund”) to CrossingBridge (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), such transfer will result in an “assignment” of the existing investment advisory agreement between Collins Capital and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the existing investment advisory agreement.

In anticipation of the Transaction, at an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on January 23, 2018, the Board approved an interim investment advisory agreement between CrossingBridge and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with Collins Capital.  The interim investment advisory agreement is effective February 1, 2018 and, pursuant to Rule 15a-4 of the 1940 Act, will remain effective for up to 150 days or until Fund shareholders approve a new investment advisory agreement between CrossingBridge and the Trust, on behalf of the Fund.  Shareholders of the Fund will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the second quarter of 2018 (the “Special Meeting”).  In advance of the Special Meeting, the Fund will change its name to the CrossingBridge Long/Short Credit Fund and shareholders will be notified of the change.

Accordingly, effective February 1, 2018, all references to “Collins Capital Investments, LLC” are hereby replaced with “CrossingBridge Advisors, LLC” in the SAI.

The automatic termination of the existing investment advisory agreement in connection with the Transaction will also result in the termination of the investment sub-advisory agreement between Collins Capital and Pinebank Asset Management, LP (the “Sub-Adviser”).  Mr. Oren Cohen, Chief Investment Officer and Head Portfolio Manager of the Sub-Adviser, is also an employee of CrossingBridge and will continue to serve as the Fund’s portfolio manager in his capacity as Senior Portfolio Manager of CrossingBridge.  Accordingly, effective February 1, 2018, all references to “Pinebank Asset Management, LP” and “Sub-Adviser”, and disclosure relating to its service as the Fund’s sub-adviser, are hereby replaced with “CrossingBridge Advisors, LLC” or “Adviser” or are removed from the SAI, as applicable.

The following disclosures are hereby revised to reflect the Transaction:

Page 1 – “The Trust” – the last paragraph is replaced with the following:

CrossingBridge Advisors, LLC (the “Adviser”) serves as the investment adviser for the Fund.

Page 36 – “Management of the Fund – Investment Adviser” – the first paragraph is replaced with the following:

Investment advisory services are provided to the Fund by the Adviser, CrossingBridge Advisors, LLC, pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”).  Cohanzick Management, L.L.C. owns more than 25% of the Adviser and is therefore a control person of the Adviser.

In addition, the fourth paragraph is replaced with the following:

The table below sets forth, for the fiscal years ended February 28, 2017 and February 29, 2016, the advisory fees accrued by the Fund under an advisory agreement with the Fund’s former investment adviser, the amount of the advisory fees waived by the Fund’s former investment adviser, and the total advisory fees paid by the Fund to the Fund’s former investment adviser under the advisory agreement:

Page 38 – “Management of the Fund – Portfolio Managers – Portfolio Manager’s Compensation” – the first paragraph is replaced with the following:

The Portfolio Manager receives a fixed salary and participates in the profitability of the Adviser.  The Portfolio Manager does participate in a retirement or other compensation plan.

Page 45 – “Proxy Voting Procedures” – is replaced with the following:

Proxy Voting Procedures

The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustee’s continuing oversight.  The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Proxy Policies also require the Adviser to present to the Board of Trustees, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser seeks to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest.  The Adviser considers shareholders’ best economic interests over that long term, that is, the common interest of all shareholders over time.  Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies.  Consequently, the Adviser typically votes solicited proxies identically for all client accounts for which they have discretionary authority.  The Adviser’s general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.

The Adviser’s Proxy Voting Guidelines

The Adviser has adopted proxy voting guidelines to assist in making voting decisions on common issues.  The guidelines are designed to address those securities in which the Fund generally invests and may be revised in the Adviser’s discretion.  Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations.  In making voting determinations, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Adviser may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.  To the extent that a client may direct the Adviser to vote according to its own proxy voting policies, the Adviser may vote that client’s securities differently than the same securities voted for other clients including the Fund.

In some cases, the cost of voting a proxy may outweigh the expected benefits.  For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.  The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted.  Nothing in the proxy voting policies shall obligate the Adviser to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.  The Adviser will not discuss with members of the public how they intend to vote on any particular proxy proposal.

In the event of a conflict between the interests of the Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy.  The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-855-55-ALT-MF or by accessing the SEC’s website at www.sec.gov.

Please retain this supplement with your SAI.